UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2007

Chemtura Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-15339	52-2183153
(State or other jurisdiction	(Commission file number)	(IRS employer identification
of incorporation)		number)

199 Benson Road, Middlebury, Connecticut		06749
(Address of principal executive offices)		(Zip Code)

(203) 573-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chemtura Corporation (NYSE: CEM) announces that Gary Yeaw, executive vice president, Human Resources and Communications, has elected to leave Chemtura. Gary Yeaw will continue to work with leadership during a transition period. Effective immediately, Gary's former direct reports will report to David Dickey, chief functional and services officer, on an interim basis. David Dickey is currently responsible for all non-Finance functions, including logistics and customer care, strategic manufacturing, human resources, legal and procurement.

Item 9.01 Financial Statements and Exhibits

*     *     *

(d)	Exhibits

	Exhibit Number	Exhibit Description

	99.1	Chemtura Announces Gary Yeaw, executive vice president, Human Resources and Communications, has elected to leave Chemtura.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation
(Registrant)

	By:	/s/ Lynn A. Schefsky
	Name:	Lynn A. Schefsky
	Title:	Senior Vice President, General Counsel and Secretary

Date: December 21, 2007

Exhibits

Exhibit Number	Exhibit Description

99.1	Chemtura Announces Gary Yeaw, executive vice president, Human Resources and Communications, has elected to leave Chemtura.